UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2024

 SANGAMO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30171	68-0359556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
501 Canal Blvd., Richmond, California 94804
(Address of principal executive offices) (Zip Code)
(510) 970-6000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SGMO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02 Termination of a Material Definitive Agreement.
On December 22, 2024, Pfizer Inc. (“Pfizer”) notified Sangamo Therapeutics, Inc. (“Sangamo”) of its termination for convenience, effective April 21, 2025 (the “Termination Date”), of the Collaboration and License Agreement (the “Collaboration Agreement”) by and between Pfizer and Sangamo dated May 10, 2017, pursuant to which Pfizer and Sangamo engaged in activities in furtherance of the research, development and commercialization of giroctocogene fitelparvovec, also known as SB-525, Sangamo’s gene therapy product candidate for hemophilia A. Pfizer has indicated to Sangamo that the termination relates to its decision not to submit a Biologics License Application or Marketing Authorisation Application for, or pursue commercialization of, giroctocogene fitelparvovec.
Under the terms of the Collaboration Agreement, Sangamo granted Pfizer an exclusive, worldwide, royalty-bearing license, with the right to grant sublicenses, to use certain technology controlled by Sangamo for the purpose of developing, manufacturing and commercializing giroctocogene fitelparvovec and related products. Pfizer granted Sangamo a non-exclusive, worldwide, royalty free, fully paid, perpetual, irrevocable license, with the right to grant sublicenses, to use certain manufacturing technology developed under the Collaboration Agreement and controlled by Pfizer to manufacture Sangamo’s products that utilize the adeno-associated virus (AAV) delivery system. Under the Collaboration Agreement, Sangamo was responsible for conducting the Phase 1/2 clinical study and certain manufacturing activities for giroctocogene fitelparvovec, while Pfizer was responsible for subsequent worldwide development, manufacturing, marketing and commercialization of giroctocogene fitelparvovec, including the Phase 3 AFFINE clinical trial in which giroctocogene fitelparvovec met both the primary and key secondary endpoints.
Pursuant to the Collaboration Agreement, Sangamo received an upfront license fee of $70.0 million, as well as an aggregate of $55.0 million in milestone payments, and was eligible to earn from Pfizer up to $220.0 million in remaining milestone payments for giroctocogene fitelparvovec and up to $175.0 million for other products that might have been developed under the Collaboration Agreement, subject to reduction on account of payments made under certain licenses for third-party intellectual property. In addition, Pfizer agreed to pay Sangamo royalties for each licensed product potentially developed under the Collaboration Agreement at rates equal to 14% - 20% of the annual worldwide net sales of such product, subject to certain reductions.
As of the Termination Date, the Collaboration Agreement will be terminated in its entirety, all licenses and other rights granted by Sangamo to Pfizer will terminate, and Sangamo will not be entitled to any royalties from Pfizer. In addition, Pfizer will not be liable for any milestone payment under the Collaboration Agreement that accrues between now and the Termination Date. At such time, Sangamo is entitled to receive an exclusive, worldwide, royalty-bearing, sublicensable license from Pfizer to use Pfizer’s relevant intellectual property to continue developing, manufacturing and commercializing giroctocogene fitelparvovec; in return, Pfizer would be eligible to receive low single digit royalties on net sales of giroctocogene fitelparvovec and would be released from certain liabilities to the extent they exist. In addition, at Sangamo’s request and expense following the Termination Date, Pfizer is required to transition the SB-525 program back to Sangamo and provide certain transition-related services to Sangamo. If requested by Sangamo within a reasonable period of time following the notice of termination, Pfizer and Sangamo are required to meet to mutually agree upon a transition plan to effect an orderly and timely transition to Sangamo of certain development, manufacturing and commercialization activities and responsibilities with respect to SB-525.
Over the coming months, Sangamo expects to seek a new potential partner to seek regulatory approvals for and, if approved, commercialize giroctocogene fitelparvovec.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements regarding Sangamo's current expectations. These forward-looking statements include, without limitation, statements regarding the effects of termination of Sangamo’s collaboration agreement with Pfizer, Sangamo’s plans to seek a new potential partner for giroctocogene fitelparvovec and other statements that are not historical fact. These statements are not guarantees of future performance and are subject to certain risks and uncertainties that are difficult to predict. Sangamo’s actual results may differ materially and adversely from those expressed in these forward-looking statements. Factors that could cause actual results to differ include, but are not limited to, risks and uncertainties related to: the research and development process, including the results of preclinical studies and clinical trials; the regulatory approval process for product candidates; the impact of macroeconomic factors on the global business environment, healthcare systems and the business and operations of Sangamo and its collaboration partners; the potential for technological developments that obviate technologies used by Sangamo; the potential that Sangamo will not be able to identify a new collaborator for the SB-525 program; the potential for Sangamo to cease development of the SB-525 program, whether due to its inability to secure options to bring the program forward or otherwise; Sangamo’s lack of resources to fully develop, obtain regulatory approval for and commercialize its product candidates; Sangamo’s cash position; and Sangamo’s ability to raise additional capital on acceptable terms or at all. These risks and uncertainties are described more fully in Sangamo's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2023, as supplemented by its Quarterly Report on Form 10-Q for the quarter ended September 30,

2024, and Sangamo undertakes no duty to update forward-looking statements contained in this Current Report on Form 8-K except as required by applicable laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGAMO THERAPEUTICS, INC.

Dated: December 30, 2024	By:	/s/ SCOTT B. WILLOUGHBY
	Name:	Scott B. Willoughby
	Title:	Senior Vice President, General Counsel and Corporate Secretary